Income Taxes	9 Months Ended	11 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
Note 8. Income Taxes
Prior to the Silver Lake Transaction, the Company was not a taxable entity. However, the Company’s wholly owned
C-corporation
subsidiaries were taxable entities. In connection with the Silver Lake Transaction, the Company became a U.S. domiciled corporation for tax purposes. The Company’s income tax expense and balance sheet accounts reflect the results of the Company and its subsidiaries.
For the nine months ended September 30, 2021 (Successor), the Company estimated the annual effective tax rate based on projected income for the full year and recorded a quarterly tax provision in accordance with the annual effective tax rate. For the six months ended June 30, 2021 (Successor), the Company calculated the income taxes based on the actual year-to-date
e
ff
ective tax rate because the Company’s projected pretax book income for the year was expected to be near breakeven and the annual effective tax rate became inherently volatile. Therefore, an adjustment was required in the third quarter to record the year-to-date
income tax benefit consistent with the annual effective tax rate.
The effective income tax rate for the three and nine months ended September 30, 2021 (Successor) was
17.3% and 75.3%, respectively. The Company’s effective income tax rate for the three months ended

September 30, 2021 (Successor) was lower than the U.S. federal statutory rate of 21%, primarily due to the impact of applying the annual effective tax rate in the third quarter which was reflected in the quarter to date amount, an increase of research and development tax credits, and a favorable discrete income tax adjustment from certain changes in estimate as a result of filing certain prior year tax returns. The Company’s effective income tax rate for the nine months ended September
 30, 2021 (Successor) was higher than the U.S. federal statutory rate of 21%, primarily due to the increase of the foreign income tax as a result of increased foreign income in various foreign tax jurisdictions, the increase of the deferred income tax liability on intangibles as a result of the UK corporate income tax rate increase, foreign withholding tax, and increased U.S. state income tax expenses for the nine months ended September 30, 2021 (Successor). These items were partially offset by an increase of research and development tax credits and a favorable discrete adjustment from the finalization of the 2020 income tax returns.
The Company’s effective income tax rate for the three months ended September 30, 2020 (Successor), the period February 1, 2020 through
September 30, 2020 (Successor), and for the period January 1, 2020 through January 31, 2020 (Predecessor) was 45.6%, 21.4%, and
2.3%
, respectively. The Company’s effective income tax rate for the three months ended September 30, 2020 (Successor) differs from the U.S. Federal statutory rate of
21%

primarily due to tax benefits resulting from the Global Intangible
Low-Taxed
Income (“GILTI”)
high-tax
exclusion election and research and development tax credits, partially offset by the impact of state income taxes. The lower effective income tax rate for the period January 1, 2020 through January 31, 2020 (Predecessor) compared to the period February 1, 2020 through September 30, 2020 (Successor) and the three and nine months ended September 30, 2021 (Successor) was primarily due to the change of the Company’s valuation allowance on certain deferred tax assets, nondeductible transaction costs, and variations in jurisdictional earnings in the period from January 1, 2020 through January 31, 2020 (Predecessor).

9.	INCOME TAXES
The Company wholly owns First Advantage Corporation, a U.S. domiciled corporation. The Company’s income tax expense and income tax balance sheet accounts reflect the results of First Advantage Corporation and its subsidiaries.
The domestic and foreign components of income (loss) before provision for income taxes for the year ended December 31, 2019 (Predecessor), the period from January 1, 2020 through January 31, 2020 (Predecessor), and for the period from February 1, 2020 through December 31, 2020 (Successor), respectively, were as follows (in thousands):

	Predecessor		Successor
	Year Ended December 31, 2019	Period from January 1, 2020 through January 31, 2020	Period from February 1, 2020 through December 31, 2020
Income (loss) before provision for income taxes from United States operations	$29,196	$(38,181)	$(68,008)
Income before provision for income taxes from foreign operations	11,952	780	9,161

Net income (loss) before provision for income taxes	$41,148	$(37,401)	$(58,847)

The domestic and foreign components of the provision for income taxes for the year ended December 31, 2019 (Predecessor), the period from January 1, 2020 through January 31, 2020 (Predecessor), and for the period from February 1, 2020 through December 31, 2020 (Successor), respectively, were as follows (in thousands):

	Predecessor		Successor
	Year Ended December 31, 2019	Period from January 1, 2020 through January 31, 2020	Period from February 1, 2020 through December 31, 2020
Current:
Federal	$(96)	$(2)	$51
State	784	(79)	1, 994
Foreign	4,161	128	3,818

Total Current	$4,849	$47	$5,863

Deferred:
Federal	$1,778	$(701)	$(16,144)
State	389	(149)	(784)
Foreign	(118)	(68)	(290)

Total Deferred	$2,049	$(918)	$(17,218)

Total	$6,898	$(871)	$(11,355)

In the Predecessor periods, our effective tax rate was significantly impacted by the recognition of a valuation allowance against certain deferred tax assets, primarily in the United States. In the Successor period, based upon the weight of all available evidence, the Company no longer maintains a valuation allowance against deferred tax assets in the United States.

The following table reconciles
 the U.S.
statutory
federal tax rate of
21
% to the Company’s effective income tax rate of
16.71
%,
2.33
%, and
19.29
% for the year ended December 31, 2019 (Predecessor), the period from January 1, 2020 through January 31, 2020 (Predecessor), and for the period from February 1, 2020 through December 31, 2020 (Successor), respectively:

	Predecessor		Successor
	Year Ended December 31, 2019	Period from January 1, 2020 through January 31, 2020	Period from February 1, 2020 through December 31, 2020

U.S. federal statutory rate	21.00%	21.00%	21.00%
State and local income taxes – net of federal tax benefits	4.84	(0.99)	(1.50)
Foreign rate difference	1.28	0.06	(0.14)
Change in valuation allowance	(13.81)	(12.37)	0.00
GILTI inclusion	3.41	(0.34)	2.71
Transaction cost	—	(3.14)	(1.09)
Share-based compensation	0.47	(2.23)	(0.40)
Rate change impact	1.37	—	—
US research and development credit	(2.03)	0.35	0.85
Withholding tax	0.78	—	(1.90)
Other nondeductible items	(0.60)	(0.01)	(0.24)

Effective rate	16.71%	2.33%	19.29%

The U.S. Tax Cuts and Jobs Act of 2017 (“2017 Tax Act”) significantly revised U.S. corporate income tax law including a federal corporate rate reduction from 35% to 21%, limitations on the deductibility of interest expense and executive compensation, enhanced accelerated depreciation deductions, and creation of a new Global Intangible
Low-Taxed
Income (“GILTI”) and transition tax as a result of the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system. As a result of the 2017 Tax Act, the Company: (1) limited $35.6 million, $38.4 million, and $0.0 million of its interest expense deduction for the year ended 2019 (Predecessor), the period from January 1, 2020 through January 31, 2020 (Predecessor), and the period from February 1, 2020 through December 31, 2020 (Successor), respectively, which will be a carryforward indefinitely; and (2) recognized $6.7 million, $0.6 million, and ($1.6) million of GILTI for the year ended 2019 (Predecessor), the period from January 1, 2020 through January 31, 2020 (Predecessor), and the period from February 1, 2020 through December 31, 2020 (Successor), respectively. In 2020, the Company made a retroactive GILTI high-tax
exception election in accordance with the final GILTI regulations issued on July 23, 2020, which resulted in a $1.6 million reversal of GILTI inclusion in the period from February 1, 2020 through December 31, 2020 (Successor). The Company has elected to provide for the tax expense related to GILTI in the year the tax is incurred as a period expense.
As of December 31, 2020, the Company has $36.8 million of accumulated unremitted earnings generated by its foreign subsidiaries. Under the Tax Act, a portion of these earnings was subject to U.S. federal taxation with the one-time
transition tax. The Company asserts indefinite reinvestment on its unremitted earnings as well as any other additional outside basis differences of its foreign subsidiaries at December 31, 2020. Any future reversals could be subject to additional foreign withholding taxes, U.S. state taxes and certain tax impacts relating to foreign currency exchange effects on any future repatriations of the unremitted earnings.

The primary components of temporary differences that give rise to the Company’s net deferred tax liability as of December 31, 2019 (Predecessor) and December 31, 2020 (Successor) consisted of the following (in thousands):

	Predecessor	Successor
	December 31, 2019	December 31, 2020
Deferred tax assets:
Federal net operating loss carryforwards	$36,550	$41,498
State net operating loss carryforwards	9,754	9,200
Foreign net operating loss carryforwards	8,277	8,808
Deferred revenue	205	109
Bad debt reserves	290	277
Employee benefits	2,128	2,211
Share-based compensation	561	195
Accrued expenses and loss reserves	1,381	3,997
Interest subject to IRC Section 163(j)	8,861	—
Other deferred tax assets	5,633	8,679
Depreciable and other amortizable assets	11,317	—
Less: Valuation allowance	(61,349)	(4,560)

Total deferred tax asset	$23,608	$70,414

Deferred tax liabilities:
Trade name	$(2,179)	$(22,124)
Goodwill	(33,200)	(3,600)
Depreciable and other amortizable assets	—	(130,523)
Other deferred liabilities	(64)	(130)

Total deferred tax liability	$(35,443)	$(156,377)

Net deferred tax liability	$(11,835)	$(85,963)

On March 18, 2020, the Families First Coronavirus Response Act (“FFCR Act”), and on March 27, 2020, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) were each enacted in r
e
sponse to the COVID-19 pandemic. Some of the key tax-related provisions benefiting the Company include favorable modifications to the limitation on the deductibility of business interest and payroll tax deferral. As a result of the adjustment to the business interest limitations, the Company was eligible to increase its deductible interest expense in the years ended December 31, 2019 (Predecessor) and December 31, 2020 (Successor) .
As of December 31, 2019 (Predecessor) and December 31, 2020 (Successor), the Company believes that federal, state, and foreign net operating loss carryforwards will be available to reduce future taxable income after taking into account various federal and foreign limitations on the utilization of such net operating loss carryforwards. The net operating loss carryforward balances as of December 31, 2019 (Predecessor) and December 31, 2020 (Successor), are as follows (in thousands):

	Predecessor	Successor
	December 31, 2019	December 31, 2020
Federal	$175,488	$197,607
State	172,905	166,196
Foreign	36,242	35,992

	$384,635	$399,795

The Company has $2.7 million and $3.2 million of research and development credit carryforwards as of December 31, 2019 (Predecessor) and December 31, 2020 (Successor), respectively, that will expire beginning 2034. The Company believes that the research and development credit carryforwards will be utilized to reduce future tax liability before it expires.
ASC 740 requires a valuation allowance to reduce the deferred income tax assets recorded if, based on the weight of the evidence, it is more likely than not, that some or all of the deferred income tax assets will not be realized. The Company evaluates all of the positive and negative evidence to determine the need for a valuation allowance. In making such a det
e
rmination, management considers all available positive and negative evidence, including scheduled reversals of deferred income tax liabilities, the ability to carryback net operating losses, tax planning strategies and recent financial operations. After consideration of all of the evidence, the Company has determined that a valuation allowance of $61.3 million and $4.6 million is necessary on December 31, 2019 (Predecessor) and December 31, 2020 (Successor), respectively. The decrease in the valuation allowance is primarily due to the reversal of the U.S. valuation allowance as a result of the Silver Lake Transaction. The Company had excess deferred tax liabilities over its deferred tax assets due to significant non-goodwill
intangible assets with no tax basis that were generated from the Silver Lake Transaction, which provide a source of future taxable income to realize the deferred tax assets. Accordingly, the Company reversed its U.S. valuation allowance as part of its accounting for the Silver Lake Transaction.
The Company is no longer subject to U.S. federal examinations by tax authorities for years before 2012, and state, local, and
non-U.S.
income tax examinations by tax authorities before 2004.
The aggregate changes in the balance of our gross unrecognized tax benefits, excluding accrued interest, were as follows for the year ended December 31, 2019 (Predecessor), the period from January 1, 2020, through January 31, 2020 (Predecessor), and for the period from February 1, 2020 through December 31, 2020 (Successor) were as follows (in thousands):

	Predecessor		Successor
	Year Ended December 31, 2019	Period from January 1, 2020 through January 31, 2020	Period from February 1, 2020 through December 31, 2020
Balance, beginning of period	$1,384	$1,296	$1,290
Increases for tax positions related to prior years	48	4	51
Decreases for tax positions related to prior years	(136)	(10)	—

Balance, end of period	$1,296	$1,290	$1,341

An income tax benefit of $1.3 million would be recorded if these unrecognized tax benefits are recognized. The Company believes it is reasonably possible that its liability for unrecognized tax benefits will significantly decrease in the next twelve months. The Company recognizes accrued interest related to unrecognized tax benefits in interest expense and penalties in income tax expense.